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                                                                   EXHIBIT 10.25

        AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG IPC INFORMATION SYSTEMS, INC., AS PARENT BORROWER, IPC FUNDING CORP.,
       AS SUB BORROWER, IPC COMMUNICATIONS, INC., AS A LOAN PARTY, THE
       LENDERS SIGNATORY THERETO, AS LENDERS, GENERAL ELECTRIC CAPITAL
        CORPORATION, AS ISSUING BANK, COLLATERAL AGENT, ADMINISTRATIVE
         AGENT AND LENDER, AND FIRST UNION CAPITAL MARKETS, INC., AS
                              DOCUMENTATION AGENT

          This Amendment No. 3 to Amended and Restated Credit Agreement, dated as of September 24, 1999 (this "Amendment"), is entered into by and among IPC Information Systems, Inc., a Delaware corporation (the "Parent Borrower"); IPC Funding Corp., a Delaware corporation (the "Sub Borrower"); IPC Communications, Inc., a Delaware corporation ("Holdings"), as a Loan Party; General Electric Capital Corporation, as a Lender, and as Collateral Agent, Issuing Bank and Administrative Agent (the "Administrative Agent") for the Lender Parties; and the other Lenders.

                                   RECITALS

          A. Borrowers, Holdings, the Administrative Agent, the Lenders and First Union Capital Markets, Inc., as Documentation Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of June 21, 1999 (as amended by Amendment No. 1 thereto, dated as of July 1, 1999, and Amendment No. 2 thereto, dated as of August 12, 1999, the "Credit Agreement").

          B. Borrowers, Holdings, the Administrative Agent and the Lenders are desirous of amending certain sections of, and waiving certain requirements under, the Credit Agreement, as and to the extent set forth in this Amendment.

              NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Holdings, the Administrative Agent and Lenders hereby agree as follows:

          1.  Definitions.  Except to the extent otherwise specified herein,
              -----------
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

          2.  Amendment.
              ---------

              2.1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

              "TIBCO' means TIBCO Finance Technology Inc., a Delaware
               -----
              corporation."

              "TIBCO Agreements' means (a) the TIBCO Strategic Agreement, (b)
               ----------------
              that certain License, Development, Embedding, Support & Royalty Agreement, dated as June 25, 1999, by and between TIBCO and IXnet, as amended by Addendum One dated June 30, 1999, Addendum Two dated July 30, 1999 and Addendum Three dated August 31, 1999, and as to be further amended by Addendum Four dated
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          September 24, 1999 and Addendum Five dated September 24, 1999, and (c)
          that certain Network and Services and Joint Solutions Agreement, dated as of September 24, 1999 by and between TIBCO and IXnet."

          " TIBCO Strategic Agreement' means that certain Strategic Agreement,
            -------------------------
          dated as of September 24, 1999, by and among TIBCO, IXnet Holdings and IXnet."

          2.2. Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Capital Expenditures" in its entirety and replacing it with the following:

          " Capital Expenditures' means, for any Person for any period, all
            --------------------
          expenditures (by the expenditure of cash or the incurrence of Debt, including Obligations under Capitalized Leases) by such Person for the purchase or other acquisition of any fixed, capital or other assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP."


          2.3. Section 5.02(b) of the Credit Agreement is hereby amended by deleting the word "and" from the end of clause (ii)(A) thereof, by inserting the word "and" at the end of clause (ii)(B) thereof and inserting the following as a new clause (ii)(C):

          "(C) in the case of IXnet, unsecured Debt consisting of (1) the deferred purchase price owed to TIBCO in an amount not to exceed $10,000,000 in connection with the acquisition by IXnet of certain perpetual product licenses and other services and license rights from TIBCO pursuant to the TIBCO Agreements and (2) deferred payments in respect of indefeasible rights of use ("IRU's") in an aggregate amount not to exceed $16,500,000; provided, that, (w) in the case of Debt under clause (1)
                  --------  ----
     above, such Debt shall be on the terms set forth in the TIBCO Strategic Agreement (as in effect on the date hereof) and such other terms and conditions as shall be satisfactory to the Administrative Agent, (x) in the case of Debt under clause (2) above, such Debt shall be on customary terms for IRU's and otherwise satisfactory to the Administrative Agent, (y) an amount of cash equal to the entire amount of the Debt permitted under this clause (C) that is outstanding at any time shall be placed in a blocked bank account under the control of the Administrative Agent and pledged to the Administrative Agent for the ratable benefit of the Administrative Agent and the other Secured Parties on terms and conditions satisfactory to the Administrative Agent and (z) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that a valid and perfected first priority security interest in the licenses, intellectual property and other rights that IXnet has acquired pursuant to the TIBCO Agreements and under each of the IRU's has been granted to the Administrative Agent for the ratable benefit of the Administrative Agent and the other Secured Parties and that all actions necessary or desirable in connection therewith, including, by way of example but not of limitation, all necessary or desirable written notices from IXnet to TIBCO in respect of the TIBCO Agreements, have been taken,"

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         2.4.  Section 5.02(g) of the Credit Agreement is hereby amended by deleting from the twelfth line thereof the word "and" that appears after the number "(ii)" and before the number "(iii)" and replacing it with a comma (i.e. a ","), by inserting after the number "(iii)" and before the word "below" in such twelfth line the words "and (iv)", and by inserting after the words "Administrative Agent" and before the period at the end of such Section 5.02(g), the following:

         "and (iv) IXnet Holdings may issue up to 500,000 shares of its common stock to TIBCO as set forth in the TIBCO Strategic Agreement (as in effect on the date hereof); provided, that, such 500,000 shares do not exceed at
                          --------  ----
     the time of issuance one percent (1%) of the common stock of IXnet Holdings on a fully diluted basis; provided, further, that, the sum of such 500,000
                               --------  -------  ----
     shares and the shares of IXnet Holdings issued pursuant to clause (iii)(C) of this Section 5.02(g) does not at any time exceed twenty percent (20%) of the common stock of IXnet Holdings"

         2.5. Section 5.04(c) of the Credit Agreement is hereby amended by inserting after the word "below" and before the colon in the fourth line thereof the following:

         "(provided, however, that, solely for the periods ending on September
           --------  -------  ----
     30, 1999, December 31, 1999, March 31, 2000 and June 30, 2000, any amount of Debt expressly permitted under Section 5.02(b)(ii)(C) (including, without limitation, clause (y) thereof) that is outstanding at such time shall not be included in the calculation of the Leverage Ratio for such period)"

          2.6. Section 5.04(d) of the Credit Agreement is hereby amended by inserting after the word "period" and before the colon in the twenty-third line thereof the following:

         "(provided, however, that, solely for the periods ending on September
           --------  -------  ----
     30, 1999, December 31, 1999, March 31, 2000 and June 30, 2000, any amount of Debt expressly permitted under Section 5.02(b)(ii)(C) (including, without limitation, clause (y) thereof) that is outstanding at such time shall not be included in the calculation of the Fixed Charge Coverage Ratio for such period)"

     3.  Waiver.  The Agents and Lenders hereby extend the requirements of
         ------
Section 5.03(d) for the Fiscal Year ending September 30, 1999 from September 15, 1999 until October 30, 1999 (the "Waiver Termination Date"). On the Waiver Termination Date, without any further action by the Administrative Agent, the Lender Parties or any other Person, all of the terms and provisions set forth in
Section 5.03(d) of the Credit Agreement that are waived under this Section 3 of this Amendment shall automatically apply and have the same force and effect as if Section 3 of this Amendment had not been entered into by the parties hereto and did not exist, and the Administrative Agent and the Lender Parties shall have all of the rights and remedies afforded to them under the Credit Agreement and the other Loan Documents as though no waiver had been granted by them under this Section 3.

     4.  TIBCO Blocked Account Procedures.  The Administrative Agent, the
         --------------------------------
Parent Borrower and IXnet hereby agree as follows with respect to the blocked account (the "TIBCO

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Blocked Account") required by clause (y) of Section 5.02(b)(ii)(C) of the Credit
Agreement as amended by this Amendment:

          4.1. The Parent Borrower and IXnet agree to deposit into the TIBCO Blocked Account such amounts in cash such that the balance in the TIBCO Blocked Account shall at all times be at least equal to the entire amount of Debt permitted under Section 5.02(b)(ii)(C) of the Credit Agreement that is outstanding at such time;

          4.2. The Administrative Agent agrees to permit IXnet to make withdrawals from the TIBCO Blocked Account in such amounts and at such times as shall be necessary for the sole purpose of (1) making scheduled payments to TIBCO pursuant to Section 2 of the TIBCO Strategic Agreement and (2) making scheduled payments in respect of the IRU's;

          4.3. The TIBCO Blocked Account shall be kept at First Union National Bank and shall be subject to and governed by a blocked account agreement (the "TIBCO Blocked Account Agreement") in favor of the Administrative Agent, on
 -------------------------------
behalf of the Administrative Agent and the other Secured Parties, which agreement shall be in form and substance satisfactory to the Administrative Agent.

     5.   Acknowledgment and Consent of Guarantors.  Each Guarantor hereby
          ----------------------------------------
consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment or any of the other prior amendments comprising part of the Credit Agreement, the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

     6.   Conditions Precedent to Amendment.  The Amendment shall be effective
          ---------------------------------
upon satisfaction of each of the following conditions precedent:

          6.1. This Amendment shall have been duly executed and delivered by each of Borrowers, Holdings, the Guarantors, IXnet (as to Section 4 hereof), the Administrative Agent and Required Lenders.

          6.2. The TIBCO Blocked Account Agreement shall have been duly executed and delivered by each of the parties thereto and the TIBCO Blocked Account shall have been funded as required by Section 4 of this Amendment.

          6.3. IXnet shall have given notice to TIBCO that IXnet has granted a security interest in the licenses, intellectual property and other rights that IXnet has acquired from TIBCO pursuant to the TIBCO Agreements to the Administrative Agent for the ratable benefit of the Administrative Agent and the other Secured Parties.

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     7.   Reference to and Effect Upon the Credit Agreement and other Loan
          ----------------------------------------------------------------
Agreements.
----------

          7.1.  Except as specifically amended in Section 2 above or waived in
Section 3 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

          7.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except as specifically waived in Section 3 above), or to any amendment or modification of any term or condition (except as specifically amended in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

     8.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be as effective as delivery of a manually signed original counterpart.

     9.   Costs and Expenses.  As provided in Section 8.04 of the Credit
          ------------------
Agreement, Borrowers shall pay the fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

     10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
          -------------
IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     11.  Headings.  Section headings in this Amendment are included herein
          --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                           [Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment No. 3 to Amended and Restated
Credit Agreement has been duly executed as of the date first written above.

                              IPC INFORMATION SYSTEMS, INC.,
                              as Parent Borrower


                              By: _________________________

                              Title:_______________________



                              IPC FUNDING CORP.,
                              as Sub Borrower


                              By:__________________________

                              Title:_______________________




                              IPC COMMUNICATIONS, INC.,
                              as a Loan Party



                              By:__________________________

                              Title:______________________



                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Administrative Agent, Collateral Agent, Issuing Bank and Lender


                              By:__________________________

                              Title:_______________________



                              FIRST UNION NATIONAL BANK,
                              as a Lender

                              By: ___________________________

                              Title: ________________________



                              GMAC COMMERCIAL CREDIT LLC,
                              as a Lender


                              By: _________________________

                              Title:_______________________



                              INTERNATIONAL EXCHANGE NETWORKS,
                              LTD., as a Guarantor and as to Section 4 hereof


                              By: _________________________

                              Title:_______________________

                              INTERNATIONAL EXCHANGE NETWORK CORP.,
                              as a Guarantor


                              By: _________________________

                              Title:_______________________



                              HNG CORP., as a Guarantor


                              By: _________________________

                              Title:_______________________



                              IPC MERGER SUB, INC., as a Guarantor


                              By: _________________________

                              Title:_______________________



                              IXNET, INC., as a Guarantor


                              By: _________________________

                              Title:_______________________




                              IPC INFORMATION SYSTEMS FAR EAST INC., as a Guarantor


                              By: _________________________

                              Title:_______________________




                              MXNET INC., as a Guarantor


                              By: _________________________

                              Title:_______________________




                              IPC INFORMATION SYSTEMS ASIA
                              PACIFIC, LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________


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                              IPC INFORMATION SYSTEMS CANADA, INC., as
                              a Guarantor


                              By: _________________________

                              Title:_______________________





                              IXNET UK LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________






                              IPC INFORMATION SYSTEMS, as a Guarantor


                              By: _________________________

                              Title:_______________________






                              IPC UK HOLDINGS, LTD., as a Guarantor


                              By: _________________________

                              Title:_______________________





                              IPC UK SPC LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________





                              SATURN GLOBAL NETWORK SERVICES
                              HOLDINGS LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________





                              IXNET AUSTRALIA PTY LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________
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                              SATURN GLOBAL NETWORK SERVICES (HONG
                              KONG) LIMITED, as a Guarantor


                              By: _________________________

                              Title:_______________________





                              SATURN GLOBAL NETWORK SERVICES
                              (JAPAN) LTD., as a Guarantor


                              By: _________________________

                              Title:_______________________





                              SATURN GLOBAL NETWORK SERVICES
                              (SINGAPORE) PTE LTD., as a Guarantor


                              By: _________________________

                              Title:_______________________